UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 10, 2020
KIMBALL ELECTRONICS, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-36454	35-2047713
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1205 Kimball Boulevard, Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (812) 634-4000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Share Owners of Kimball Electronics, Inc. (the “Company”) held on November 10, 2020, the following items were voted on by Share Owners:
1. The Board of Directors (the “Board”) of the Company is divided into three classes with approximately one-third of the directors up for election each year, with Class III standing for election at this meeting. Members of the Board are elected by a majority of the votes cast by the shares entitled to vote in the election at the meeting. Class III members were elected based on the following election results:

Class III Nominees as Directors serving a three-year term	Votes For	Votes Withheld	Broker Non-Votes
Robert J. Phillippy	14,430,304	5,588,421	2,599,705
Gregory A. Thaxton	13,796,987	6,221,738	2,599,705
2. The ratification of the selection of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for fiscal year 2021 was approved based on the following voting results:

Votes For	Votes Against	Votes Abstaining
22,500,360	40,800	77,270
3. The compensation paid to the Company’s Named Executive Officers was approved, by a non-binding, advisory vote, based on the following voting results:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
19,279,178	590,463	149,084	2,599,705
Item 8.01 Other Events
On November 10, 2020, the Board approved a resolution authorizing the repurchase of up to an additional $20 million of common stock of the Company pursuant to the Company’s current stock repurchase program (the “Plan”). This extension brings the cumulatively approved repurchases under the Plan to $100 million, with no expiration date. There is no guarantee as to the exact number of additional shares, if any, that may be repurchased by the Company under the Plan, and the Plan may be suspended or discontinued at any time. The Plan had been temporarily suspended as a result of the COVID-19 environment. The Company’s press release announcing this modification to the Plan is attached on Exhibit 99.1 and is incorporated into this Item 8.01 by reference.
The Plan was initially authorized on October 21, 2015 as an 18-month repurchase plan to repurchase up to $20 million worth of common stock. The Board subsequently eliminated the expiration date and authorized additional repurchases of up to $20 million on each of September 29, 2016, August 23, 2017, and November 8, 2018.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed as part of this report:

Exhibit
Number	Description
99.1	Press Release dated November 10, 2020
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL ELECTRONICS, INC.

By:	John H. Kahle
JOHN H. KAHLE Vice President, General Counsel, Chief Compliance Officer, and Secretary
Date: November 12, 2020